DIVIDENDS	12 Months Ended
Dec. 31, 2015
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
DIVIDENDS
20.	DIVIDENDS

On February 25, 2014, the Company’s Board of Directors adopted a new dividend policy (the “New Dividend Policy”). Under the New Dividend Policy, subject to the Company’s capacity to pay from accumulated and future earnings and the cash balance and future commitments at the time of declaration of dividend, the Company intends to provide its shareholders with quarterly dividends of approximately 30% of the Company’s consolidated net income attributable to Melco Crown Entertainment Limited for the relevant quarter, commencing from the first quarter of 2014. The New Dividend Policy also allows the Company to declare special dividends from time to time in addition to the quarterly dividends.

On March 16, 2015, June 5, 2015, September 4, 2015 and December 4, 2015, the Company paid quarterly dividends of $0.0171, $0.0112, $0.0045 and $0.0061 per share, respectively, under the New Dividend Policy. During the year ended December 31, 2015, the Company recorded $62,850 as a distribution against retained earnings.

On February 18, 2016, a special dividend of $0.2146 per share has been declared by the Board of Directors of the Company and payable on March 16, 2016 to the shareholders of records as of March 1, 2016.

On April 16, 2014, the Company paid a special dividend of $0.1147 per share and recorded $189,459 as a distribution against share premium.

On June 6, 2014, September 4, 2014 and December 4, 2014, the Company paid quarterly dividends of $0.0431, $0.0259 and $0.0239 per share, respectively, under the New Dividend Policy. During the year ended December 31, 2014, the Company recorded $153,259 as a distribution against retained earnings.

The total amount of special and quarterly dividends of $342,718 were paid during the year ended December 31, 2014.

During the year ended December 31, 2013, the Company did not declare or pay any cash dividends on the ordinary shares.